SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 30, 2000

                               PLANET ZANETT, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                      0-27068                  56-4389547
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

135 East 57th Street, 15th Floor, New York, NY                  10022
----------------------------------------------                  -----
(Address of principle executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 759-5700
                                                   --------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                     ------------------------------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired

      (1) Planet Zanett Corporate Incubator, Inc. Balance Sheet for September 30, 2000
      (2) Planet Zanett Corporate Incubator, Inc. Statement of Operations and Retained Earnings (Deficit) for Nine Months Ended September 30, 2000
      (3) Planet Zanett Corporate Incubator, Inc. Statement of Cash Flows for Nine Months Ended September 30, 2000
      (4)   Notes to Financial Statements

      (b)   Pro Forma Financial Statements of Business Acquired

            (1)   Pro Forma Condensed Balance Sheet for Planet Zanett, Inc.
            (2)   Pro Forma Condensed Income Statement for Planet Zanett, Inc.

      (c)   Pro Forma Financial Statements of Business Disposed of

            (1)   Pro Forma Condensed Balance Sheet for BAB, Inc.
            (2)   Pro Forma Condensed Income Statement for BAB, Inc.

                        INDEX TO FINANCIAL STATEMENTS

Planet Zanett Corporate Incubator, Inc.                                 Page No.
                                                                        --------

   Planet Zanett Corporate Incubator, Inc. Balance Sheet
   for September 30, 2000..................................................F-1

   Planet Zanett Corporate Incubator, Inc. Statement of Operations and
   Retained Earnings (Deficit) for Nine Months Ended September 30, 2000....F-3

   Planet Zanett Corporate Incubator, Inc. Statement of Cash Flows for
   Nine Months Ended September 30, 2000....................................F-4

Unaudited Pro Forma Financial Information

   Pro Forma Condensed Balance Sheet for Planet Zanett, Inc................F-6

   Pro Forma Condensed Income Statement for Planet Zanett, Inc.............F-7

   Pro Forma Condensed Balance Sheet for BAB, Inc..........................F-8

   Pro Forma Condensed Income Statement for BAB, Inc.......................F-9

                     PLANET ZANETT CORPORATE INCUBATOR, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2000

                                     ASSETS

Current Assets:
  Cash                                                              $    39,095
  Subscriptions receivable - stockholders                             3,985,000
                                                                    -----------
             Total Current Assets                                     4,024,095
                                                                    -----------

Total Assets                                                        $ 4,024,095
                                                                    ===========

                              LIABILITIES & EQUITY

Current Liabilities:
  Accrued expenses                                                  $    85,164
                                                                    -----------

            Total Current Liabilities                                    85,164
                                                                    -----------

Equity:
Common stock (par value $0.01/share)                                         --
Paid in capital                                                       4,200,075
Retained earnings (deficit)                                            (261,144)
                                                                    -----------

             Total Equity                                             3,938,931
                                                                    -----------

Total Liabilities & Equity                                          $ 4,024,095
                                                                    ===========

                     PLANET ZANETT CORPORATE INCUBATOR, INC.
                (FORMERLY PLANET ZANETT CORPORATE INCUBATOR, LLC)
                      (FORMERLY WILLOW BAY ASSOCIATES, LLC)

                              FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                     PLANET ZANETT CORPORATE INCUBATOR, INC.
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

Revenues                                                              $      --

Expenses:
   Bank charges                                                         255,483
                                                                      ---------

Net Loss                                                               (255,483)

Retained Earnings (Deficit) - January 1, 2000                            (5,661)
                                                                      ---------

Retained Earnings (Deficit) - September 30, 2000                      $(261,144)
                                                                      =========

                     PLANET ZANETT CORPORATE INCUBATOR, INC.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

Cash Flows from Operating Activities:
   Net loss                                                           $(255,483)
   Increase in accrued expenses                                          79,393
                                                                      ---------

Net Cash Used by Operating Activities                                  (176,090)
                                                                      ---------

Cash Flows from Financing Activities:
   Paid in capital                                                      215,000
                                                                      ---------

Net Cash Provided by Financing Activities                               215,000
                                                                      ---------

Net Increase in Cash                                                     38,910

Cash, January 1, 2000                                                       185
                                                                      ---------

Cash, September 30, 2000                                              $  39,095
                                                                      =========

Other Disclosures:
   Interest paid                                                      $      --
                                                                      =========
   Income taxes paid                                                  $      --
                                                                      =========

                               PLANET ZANETT INC.

                    UNAUDITED PROFORMA FINANCIAL INFORMATION

                               Planet Zanett, Inc.

                        PRO FORMA CONDENSED BALANCE SHEET

                                                BAB Holdings,                                                    Planet Zanett
                                                    Inc.            Planet Zanett                                  Pro Forma
                                                 Historical           Historical                                  As adjusted
                                                    As of                As of              Pro Forma                As of
                                               August 27, 2000     September 30, 2000       Adjustment          August 27, 2000
                                               ---------------     ------------------       ----------          ---------------
ASSETS

Cash and cash equivalents ...................    $    321,677           $  39,095          $  2,263,323           $ 2,624,095
Receivables .................................       1,846,801                                  (446,801)            1,400,000
Subscription Receivable - stockholders                                  3,985,000            (3,985,000)                    0
Assets held for sale ........................       1,025,911                                (1,025,911)                    0
Other current assets ........................         957,761                                  (957,761)                    0
                                                 ------------           ---------          ------------           -----------
Total current assets ........................       4,152,150           4,024,095            (4,152,150)            4,024,095
                                                 ------------           ---------          ------------           -----------

Property and equipment, net of $1,851,990
   accumulated depreciation .................       1,387,918                                (1,387,918)                    0
Goodwill, net of accumulated amortization ...       2,458,941                                (2,458,941)                    0
Franchise contract rights, net of $345,380                                                                                  0
   accumulated amortization .................       1,738,585                                (1,738,585)                    0
Other .......................................       1,963,685                                (1,963,685)                    0
                                                 ------------           ---------          ------------           -----------
Total Assets ................................      11,701,279           4,024,095           (11,701,279)            4,024,095
                                                 ============           =========          ============           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities .........................
Accounts payable and accrued expenses .......       1,635,326              85,164            (1,635,326)               85,164
Current portion of long-term debt ...........       1,460,021                                (1,460,021)                    0
Other .......................................         874,911                                  (874,911)                    0
                                                 ------------           ---------          ------------           -----------
Total current liabilities ...................       3,970,258              85,164            (3,970,258)               85,164
                                                 ------------           ---------          ------------           -----------
Noncurrent liabilities
Deferred liabilities ........................         651,886                                  (651,886)                    0
Long-term debt, net of portion included                                                                                     0
   in current liabilities ...................       1,134,712                                (1,134,712)                    0
                                                 ------------           ---------          ------------           -----------
Total noncurrent liabilities ................       1,786,598                   0            (1,786,598)                    0
                                                 ------------           ---------          ------------           -----------
Stockholders' Equity
Common stock ................................      13,507,669                               (13,507,669)                    0
Additional paid-in capital ..................       1,187,696           4,200,075            (1,187,696)            4,200,075
Treasury stock at cost ......................         (43,963)                                   43,963                     0
Accumulated deficit .........................      (8,706,979)           (261,144)            8,706,979              (261,144)
                                                 ------------           ---------          ------------           -----------
                                                    5,944,423           3,938,931            (5,944,423)            3,938,931
                                                 ------------           ---------          ------------           -----------
Total Liabilities and Stockholders' Equity ..      11,701,279           4,024,095           (11,701,279)            4,024,095
                                                 ============           =========          ============           ===========

                               Planet Zanett, Inc.

                      PRO FORMA CONDENSED INCOME STATEMENT

                                                                                                                    Planet Zanett
                                                                            Planet Zanet                              Pro Forma,
                                                 BAB Holdings, Inc.   Corporate Incubator, Inc                       As adjusted
                                                  For the 9 months        For the 9 months       Pro Forma        For the 9 months
                                               Ended August 27, 2000  Ended September 30, 2000   Adjustment    Ended August 27, 2000
                                               ---------------------  ------------------------   ----------    ---------------------
Revenues

Net sales by Company-owned stores .............    $  6,664,932               $       0         ($ 6,664,932)        $       0
Royalty fees from franchised stores ...........       2,285,968                       0           (2,285,968)                0
Franchise and area development fees ...........       1,001,281                       0           (1,001,281)                0
Licensing fees and other income ...............         312,978                       0             (312,978)                0
                                                   ------------               ---------         ------------         ---------
Total Revenues ................................      10,265,159                       0          (10,265,159)                0
                                                   ------------               ---------         ------------         ---------

Operating Costs and Expenses
Food, beverage and paper costs ................       2,031,782                       0           (2,031,782)                0
Store payroll and other operating expenses ....       4,471,020                       0           (4,471,020)                0
Selling, general and administrative expenses ..                                   9,670                    0             9,670
Payroll-related expenses ......................       1,503,388                  20,580           (1,503,388)           20,580
Occupancy .....................................         278,599                       0             (278,599)                0
Advertising and promotion .....................         204,318                       0             (204,318)                0
Professional service fees .....................         260,918                 221,093             (260,918)          221,093
Franchise-related expenses ....................          46,260                       0              (46,260)                0
Depreciation and amortization .................         718,188                       0             (718,188)                0
Travel ........................................         103,303                   4,140             (103,303)            4,140
Other .........................................         599,001                (599,001)                   0
                                                   ------------               ---------         ------------         ---------
Total Operating Costs and Expenses ............      10,216,777                 255,483          (10,216,777)          255,483
                                                   ------------               ---------         ------------         ---------

Loss before interest ..........................          48,382                (255,483)             (48,382)         (255,483)
Interest Expense ..............................        (250,243)                      0              250,243                 0
Interest Income ...............................          50,797                       0              (50,797)                0
                                                   ------------               ---------         ------------         ---------
Net Loss ......................................        (151,064)               (255,483)             151,064          (255,483)
                                                   ------------               ---------         ------------         ---------

                                    BAB, Inc.

                        PRO FORMA CONDENSED BALANCE SHEET

                                                                          Adjustment,
                                                                          Dividend of              Bab, Inc.
                                                                       BAB Holdings, Inc.          Pro Forma
                                                       Bab, Inc.           Historical             As adjusted
                                                         As of                As of                  As of
                                                    August 27, 2000      August 27, 2000        August 27, 2000
                                                    ---------------      ---------------        ---------------
ASSETS

Cash and cash equivalents ...................          $        0          $    321,677           $    321,677
Receivables .................................                   0             1,846,801              1,846,801
Subscription Receivable - stockholders ......                   0                     0                      0
Assets held for sale ........................                   0             1,025,911              1,025,911
Other current assets ........................                   0               957,761                957,761
                                                       ----------          ------------           ------------
Total current assets ........................                   0             4,152,150              4,152,150
                                                       ----------          ------------           ------------

Property and equipment, net of
   accumulated depreciation .................                   0             1,387,918              1,387,918
Goodwill, net of accumulated amortization ...                   0             2,458,941              2,458,941
Franchise contract rights, net of
   accumulated amortization .................                   0             1,738,585              1,738,585
Other .......................................                   0             1,963,685              1,963,685
                                                       ----------          ------------           ------------
Total Assets ................................                   0            11,701,279             11,701,279
                                                       ==========          ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses .......                   0             1,635,326              1,635,326
Current portion of long-term debt ...........                   0             1,460,021              1,460,021
Other .......................................                   0               874,911                874,911
                                                       ----------          ------------           ------------
Total current liabilities ...................                   0             3,970,258              3,970,258
                                                       ----------          ------------           ------------
Noncurrent liabilities
Deferred liabilities ........................                   0               651,886                651,886
Long-term debt, net of portion included
   in current liabilities ...................                   0             1,134,712              1,134,712
                                                       ----------          ------------           ------------
Total noncurrent liabilities ................                   0             1,786,598              1,786,598
                                                       ----------          ------------           ------------
Stockholders' Equity
Common stock ................................                   0            13,507,669             13,507,669
Additional paid-in capital ..................                   0             1,187,696              1,187,696
Treasury stock at cost ......................                   0               (43,963)               (43,963)
Accumulated deficit .........................                   0            (8,706,979)            (8,706,979)
                                                       ----------          ------------           ------------
                                                                0             5,944,423              5,944,423
                                                       ----------          ------------           ------------
Total Liabilities and Stockholders' Equity ..                   0            11,701,279             11,701,279
                                                       ==========          ============           ============

                                   BAB , Inc.

                      PRO FORMA CONDENSED INCOME STATEMENT

                                                                                 Adjustment,
                                                                                 Dividend of,             BAB , Inc.
                                                                              BAB Holdings, Inc.          Pro Forma
                                                            BAB, Inc.             Historical             As adjusted
                                                        For the 9 months       For the 9 months       For the 9 months
                                                     Ended August 27, 2000  Ended August 27, 2000  Ended August 27, 2000
                                                     ---------------------  ---------------------  ---------------------
Revenues

Net sales by Company-owned stores ..............          $          0           $  6,664,932           $  6,664,932
Royalty fees from franchised stores ............                     0              2,285,968              2,285,968
Franchise and area development fees ............                     0              1,001,281              1,001,281
Licensing fees and other income ................                     0                312,978                312,978
                                                          ------------           ------------           ------------
Total Revenues .................................                     0             10,265,159             10,265,159
                                                          ------------           ------------           ------------

Operating Costs and Expenses
Food, beverage and paper costs .................                     0              2,031,782              2,031,782
Store payroll and other operating expenses .....                     0              4,471,020              4,471,020
Selling, general and administrative expenses: ..                     0
Payroll-related expenses .......................                     0              1,503,388              1,503,388
Occupancy ......................................                     0                278,599                278,599
Advertising and promotion ......................                     0                204,318                204,318
Professional service fees ......................                     0                260,918                260,918
Franchise-related expenses .....................                     0                 46,260                 46,260
Depreciation and amortization ..................                     0                718,188                718,188
Travel .........................................                     0                103,303                103,303
Other ..........................................                     0                599,001                599,001
                                                          ------------           ------------           ------------
Total Operating Costs and Expenses .............                     0             10,216,777             10,216,777
                                                          ------------           ------------           ------------

Loss before interest ...........................                     0                 48,382                 48,382
Interest Expense ...............................                     0               (250,243)              (250,243)
Interest Income ................................                     0                 50,797                 50,797
                                                          ------------           ------------           ------------
Net Loss .......................................                     0               (151,064)              (151,064)
                                                          ------------           ------------           ------------

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLANET ZANETT, INC.


Date: January 16, 2001              By: /s/ David M.McCarthy
                                        ------------------------------
                                        Name: David M. McCarthy
                                        Title:Chief Executive Officer


                                      4